Investments in and Advances to Affiliates and Notes Receivable from Affiliates	12 Months Ended
Dec. 31, 2018
Investments in and Advances to Affiliates and Notes Receivable from Affiliates
Investments in and Advances to Affiliates and Notes Receivable from Affiliates

Note 6 - Investments in and Advances to Affiliates and Notes Receivable from Affiliates

Seaboard has several investments in and advances to non-controlled, non-consolidated affiliates that are all accounted for using the equity method of accounting. Financial information from certain foreign affiliates is reported on a one- to three-month lag, depending on the specific entity.

Pork Segment	December 31,
(Millions of dollars)	2018	2017	2016
Net sales	$927	$441	$319
Net income (loss)	$(60)	$(21)	$22
Total assets	$623	$596	$364
Total liabilities	$243	$138	$14
Total equity	$380	$458	$350

The Pork segment has a 50% noncontrolling interest in Daily’s Premium Meats, LLC (“Daily’s”) and STF. Daily’s produces and markets raw and pre-cooked bacon. STF operates a new pork processing plant, which began operations in September 2017. Combined condensed financial information of these entities for each of Seaboard’s years ended is included in the table above.

Seaboard and Triumph Foods, LLC (“Triumph”) formed STF in May 2015 with equal ownership of 50%. In connection with the development and operation of the plant, Seaboard contributed $73 million and $51 million during 2017 and 2016, respectively. Also, Seaboard agreed to provide a portion of the hogs to be processed at the plant. The Pork segment currently has a business relationship with Triumph under which Seaboard markets substantially all of the pork products produced at Triumph’s plant in Missouri and STF’s plant in Iowa. In addition to supplying raw materials and providing marketing services to these affiliates, the Pork segment also transferred fixed assets and other costs totaling $14 million in 2017 related to an enterprise resource planning system that is used by Seaboard, Triumph, Daily’s and STF.

Commodity Trading and Milling Segment	December 31,
(Millions of dollars)	2018	2017	2016
Net sales	$3,238	$2,907	$2,871
Net income (loss)	$(13)	$23	$(6)
Total assets	$1,914	$1,793	$1,201
Total liabilities	$1,242	$1,150	$734
Total equity	$672	$643	$467

The CT&M segment has noncontrolling interests in foreign businesses conducting flour, maize and feed milling, baking operations, poultry production and processing, and agricultural commodity trading. Combined condensed financial information of these entities for each of Seaboard’s years ended is included in the table above. As of December 31, 2018, the location and percentage ownership of CT&M’s affiliates were as follows: Botswana (49%), Democratic Republic of Congo (“DRC”) (50%), Gambia (50%), Kenya (46.64%-49%), Lesotho (50%), Mauritania (50%), Morocco (11.44%-17.08%), Nigeria (25%-48.33%), Senegal (49%), South Africa (30%-50%), Tanzania (49%) and Zambia (49%) in Africa; Colombia (40%-42%), Ecuador (25%-50%), Guyana (50%), and Peru (50%) in South America; Jamaica (50%) and Haiti (23.33%) in the Caribbean; Turkey (25%) in Europe; Australia (22.5%-25%); and Canada (45%) and the U.S. (40%) in North America. As of December 31, 2018, Seaboard’s carrying value of certain of CT&M segment’s investments in affiliates was more than its share of the affiliates’ book value by $57 million. The excess is attributable primarily to the valuation of property, plant and equipment and intangible assets. The amortizable assets are being amortized to income (loss) from affiliates over the remaining life of the assets.

During 2018, Seaboard’s CT&M segment acquired a 50% noncontrolling interest in a grain trading and flour milling business in Mauritania for total consideration of $16 million. The investment amount is subject to change dependent upon resolution of certain contingencies. The investment is accounted for using the equity method of accounting and reported on a three-month lag. Seaboard’s first proportionate share of this affiliate’s income (loss) was recognized in the second quarter of 2018.

During 2017, the CT&M segment invested an additional $7 million in a grain trading and poultry business in Morocco. This investment increased Seaboard’s ownership interest in that business to 19.4% and, as a result, Seaboard changed its accounting method from the cost method to equity method effective on the date of the additional investment. This investment is reported on a three-month lag basis, and therefore Seaboard’s first proportionate share of earnings from this investment was recognized in the third quarter of 2017.

The CT&M segment has a 50% noncontrolling interest in a bakery located in the DRC. Seaboard’s investment balance is zero.  As part of its original investment, Seaboard has an interest bearing long-term note receivable from this affiliate that had a principal and interest balance of approximately $8 million and $15 million, net of reserves, as of December 31, 2018 and 2017, respectively, all classified as long-term in other non-current assets given uncertainty of the timing of payments in the future. The note receivable, $32 million excluding accrued interest, is 50% guaranteed by the other shareholder in the entity. Based on continued operating losses and revised cash flow forecasts, Seaboard reserved $16 million in bad debt expense within selling, general and administrative expenses in the consolidated statement of comprehensive income for the year ended December 31, 2016. There was no tax benefit from this transaction. Seaboard recorded this entity’s current period losses of $7 million and $4 million against the note receivable for the year ended December 31, 2018 and 2017, respectively. In September 2017, Seaboard reached an agreement to amend the note to further extend the term and match payments to cash flow estimates. If the future long-term cash flows of this bakery do not improve, more of the recorded value of the note receivable from affiliate could be deemed uncollectible in the future, which could result in a further charge to earnings.

The CT&M segment had a 50% noncontrolling interest in Belarina, a flour production business in Brazil, which it accounted for using the equity method of accounting prior to October 28, 2016, the date Seaboard obtained 98% of the equity ownership and control of Belarina. Seaboard accounted for this transaction as a business combination achieved in stages as discussed further in Note 2 to the consolidated financial statements. As an equity method affiliate, Seaboard had contributed a total of $63 million in investments and advances and a $13 million long-term loan, including investment and advances and pay-in-kind interest accretion totaling $14 million for the year ended December 31, 2016. Seaboard recorded total losses from affiliate, which included reserves of $10 million related to this investment in 2016, and currency translation adjustment losses included in other comprehensive income (loss) of $(4) million. Due to the extent of losses, Seaboard had previously fully reserved all advances and long-term receivable, and as such, Seaboard’s investment, advances and long-term note receivable were zero. Seaboard also had a gross trade receivable due from Belarina related to sales of grain and supplies. The net trade receivable balance was effectively settled as the entity is now consolidated.

During 2016, the CT&M segment provided a $12 million loan to a Peruvian affiliate. The Peruvian affiliate repaid the loan later that same year.

Marine Segment	December 31,
(Millions of dollars)	2018	2017	2016
Net sales	$66	$58	$47
Net income	$11	$5	$7
Total assets	$272	$229	$277
Total liabilities	$133	$114	$109
Total equity	$139	$115	$168

The Marine segment has a 21% noncontrolling interest in a cargo terminal business in Jamaica and a 36% noncontrolling interest in a holding company that owns a Caribbean terminal operation. Combined condensed financial information of these entities for each of Seaboard’s years ended is included in the table above. As of December 31, 2018, Seaboard’s carrying value of certain of Marine segment’s investments in affiliates was less than its share of the affiliates’ book value by $26 million. The difference is attributable primarily to the valuation of property, plant and equipment and impairments taken by Seaboard, but not the respective entity. Both investments are reported on a three-month lag.

During 2016, the Marine segment invested $7 million of cash and converted an $8 million note receivable to equity in the Caribbean terminal operation. During 2017, the holding company’s terminal operations encountered the loss of a customer and defaulted on certain third-party debt obligations. In addition, third-party engineering studies identified significant unexpected construction modifications needed for the terminal operation. As a result, Seaboard evaluated its investment in affiliate and receivables for impairment and recorded a $5 million charge on its investment, a $1 million charge on its convertible note receivable and a $3 million allowance on its affiliate receivables. The holding company is investigating various strategic alternatives, such as additional capital calls, refinancing of the third-party debt and restructuring of the affiliate equity and receivables, which includes the deferral of all affiliated receivable payments until such future time as cash flow is sufficient to pay all third-party debt. If future long-term cash flows do not improve, there is a possibility that there could be additional charges.

Sugar and Alcohol Segment	December 31,
(Millions of dollars)	2018	2017	2016
Net sales	$5	$10	$10
Net income	$3	$2	$3
Total assets	$10	$10	$10
Total liabilities	$2	$2	$2
Total equity	$8	$8	$8

The Sugar and Alcohol segment has two noncontrolling interests in sugar-related businesses in Argentina (46% and 50%, respectively). Combined condensed financial information of these entities for each of Seaboard’s years ended is included in the table above.

Power Segment	December 31,
(Millions of dollars)	2018	2017	2016
Net sales	$138	$105	$146
Net income	$33	$23	$14
Total assets	$247	$265	$261
Total liabilities	$139	$145	$175
Total equity	$108	$120	$86

The Power segment has a 29.9% noncontrolling interest in an electricity generating facility and two smaller energy-related businesses (45% and 50%, respectively), all in the Dominican Republic. Combined condensed financial information of these entities for each of Seaboard’s years ended is included in the table above. During 2018 and 2016, Seaboard received dividends of $18 million and $9 million, respectively, from the electricity generating facility.

Turkey Segment	December 31,
(Millions of dollars)	2018	2017	2016
Net sales	$1,591	$1,670	$1,813
Operating income (loss)	$(16)	$15	$162
Net income (loss)	$(30)	$(8)	$139
Total assets	$1,072	$999	$1,154
Total liabilities	$502	$400	$529
Total equity	$570	$599	$625

The Turkey segment represents Seaboard’s 50% noncontrolling interest in Butterball, LLC (“Butterball”), a vertically integrated producer and processor of branded and non-branded turkey products. Butterball’s condensed financial information for each of Seaboard’s years ended is included in the table above. Within total assets, Butterball had trade name intangible assets of $111 million and goodwill of $74 million as of December 31, 2018.  In 2017, Butterball closed its further processing plant in Montgomery, Illinois, resulting in charges primarily related to impaired fixed assets and accrued severance. Seaboard’s proportionate share of these charges, recognized in income (loss) from affiliates, was $18 million in 2017.

In connection with its initial investment in Butterball in December 2010, Seaboard provided Butterball with a $100 million unsecured subordinated loan (the “subordinated loan”) with a seven-year maturity. Also, in connection with providing the subordinated loan, Seaboard received detachable warrants, which upon exercise for a nominal price, would enable Seaboard to acquire an additional 5% equity interest in Butterball. In January 2016, the interest on the subordinated loan was modified to 10% per annum, payable in cash semi-annually. The warrants were also modified in 2016, whereby Seaboard can exercise these warrants at any time after December 31, 2018 or prior to December 31, 2025 after which time the warrants expire. Butterball has the right to repurchase the warrants for fair market value. The warrant agreement essentially provides Seaboard with a 52.5% economic interest, as these warrants are in substance an additional equity interest. Therefore, Seaboard records 52.5% of Butterball’s earnings as income (loss) from affiliates in the consolidated statements of comprehensive income. However, all significant corporate governance matters would continue to be shared equally between Seaboard and its partner in Butterball even if the warrants were exercised, unless Seaboard already owned a majority of the voting rights at the time of exercise. The warrants qualify for equity treatment under accounting standards. Upon issuance in December 2010, the warrants were allocated a value of $11 million, classified as investments in and advances to affiliates in the consolidated balance sheets, and the subordinated loan was allocated a discounted value of $89 million, classified as notes receivable from affiliates in the consolidated balance sheets. The discount on the subordinated loan was accreted monthly in interest income from affiliates through the maturity date of December 6, 2017. In December 2017, Butterball fully repaid the outstanding note receivable balance of $164 million and accrued interest of $6 million to Seaboard.